-------------------------------------------------------------------------------
                                                        Monthly Operating Report
---------------------------------------------------
CASE NAME:        THE PHOENIX GROUP CORPORATION               ACCRUAL BASIS
---------------------------------------------------

---------------------------------------------------
CASE NUMBER:     02-47107-DML

                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                          Month Ending: November 30, 2002



I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis-1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.



Responsible party:


/s/ J. MICHAEL POSS                                  PRESIDENT
---------------------------------------------        ---------------------------
  Original Signature of responsible party                     Title

J. MICHAEL POSS                                      as of December 20, 2002
---------------------------------------------        ---------------------------
   Printed name of responsible Party                          Date

Preparer:

/s/ J. MICHAEL POSS                                  PRESIDENT
---------------------------------------------        ---------------------------
 Original Signature of responsible party                      Title


J. MICHAEL POSS                                      as of December 20, 2002
---------------------------------------------        ---------------------------
   Printed name of responsible Party                          Date

--------------------------------------------------------------------------------

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
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                                                                                                         Monthly Operating Report
------------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 1
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                                                                                                                  Page 1 of 2
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 CASE NUMBER:     02-47107-DML
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 COMPARATIVE BALANCE SHEET
                                                                        SCHEDULE         MONTH               MONTH         MONTH
 ASSETS                                                                  AMOUNT        Oct. 2002           Nov. 2002
------------------------------------------------------------------------------------------------------------------------------------
1   UNRESTRICTED CASH *                                                   None         (26,009.48)        (20,461.11)
-----------------------------------------------------------------------------------------------------------------------------------
2   RESTRICTED CASH
-----------------------------------------------------------------------------------------------------------------------------------
3   TOTAL CASH                                                            None         (26,009.48)        (20,461.11)
-----------------------------------------------------------------------------------------------------------------------------------
4   ACCOUNTS RECEIVABLE ( NET)
-----------------------------------------------------------------------------------------------------------------------------------
5   INVENTORY
-----------------------------------------------------------------------------------------------------------------------------------
6   NOTES RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
7   PREPAID EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
8   OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
9   TOTAL CURRENT ASSETS                                                               (26,009.48)        (20,461.11)
-----------------------------------------------------------------------------------------------------------------------------------
10  PROPERTY PLANT & EQUIPMENT                                                          24,038.40          24,038.40
-----------------------------------------------------------------------------------------------------------------------------------
11  LESS: ACCUMULATED DEPRECIATION / DEPLETION                                           3,102.99           3,102.99
-----------------------------------------------------------------------------------------------------------------------------------
12  NET PROPERTY PLANT EQUIPMENT                                     20,000.00          20,935.41          20,935.41
-----------------------------------------------------------------------------------------------------------------------------------
13  DUE FROM INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
14  OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
15  OTHER (ATTACH LIST)  See ACCRUAL BASIS - 1 Page 2 of 2       55,250,000.00         250,000.00         250,000.00
-----------------------------------------------------------------------------------------------------------------------------------
16  TOTAL ASSETS                                                                       244,925.93         250,474.30
-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
17  ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
18  TAXES PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
19  NOTES PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
20  PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------------------------
21  SECURED DEBT
-----------------------------------------------------------------------------------------------------------------------------------
22  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
23  TOTAL POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
24  SECURED DEBT                                                  2,000,000.00       2,000,000.00       2,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------
25  PRIORITY DEBT
-----------------------------------------------------------------------------------------------------------------------------------
26  UNSECURED DEBT  **                                           11,567,285.93      11,607,285.93      11,607,285.93
-----------------------------------------------------------------------------------------------------------------------------------
27  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
28  TOTAL PREPETITION LIABILITIES                                                   13,607,285.93      13,607,285.93
-----------------------------------------------------------------------------------------------------------------------------------
29  TOTAL LIABILITIES                                            13,567,285.93      13,607,285.93      13,607,285.93
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
30  PREPETITION OWNERS EQUITY                                                      (13,348,350.52)    (13,348,350.52)
-----------------------------------------------------------------------------------------------------------------------------------
31  POST PETITION CUMULATIVE PROFIT OR (LOSS)                                          (14,009.48)         (8,461.11)
-----------------------------------------------------------------------------------------------------------------------------------
32  DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------------------------
33  TOTAL EQUITY                                                                   (13,362,360.00)    (13,356,811.63)
-----------------------------------------------------------------------------------------------------------------------------------
34  TOTAL LIABILITIES & OWNERS EQUITY                                                  244,925.93         250,474.30
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

*    Debtor maintains no checking accounts. The activity detailed herein represents the operations of PXGP
     Management, Inc. (a wholly-owned subsidiary of Debtor).

**   Unsecured Debt of $16,568,285.93 per Schedule included $5,000,000.00 of debt on which the Debtor is a guarantor. The primary obligation for this debt is shown on the books of Americare Management, Inc (Case
     # 02-47106 - DML).

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


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
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                                                                                                         Monthly Operating Report
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 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 1
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                                                                                                                  Page 2 of 2
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 CASE NUMBER:     02-47107-DML
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                                                                           SCHEDULE         Oct. 2002             Nov. 2002
Stock of InterLink Home Health Care, Inc.                                50,000,000.00
Stock of Lifeline Management Group, Inc.                                  5,000,000.00
Option to acquire Homecare Dimensions, Inc.                                 250,000.00         250,000.00         250,000.00
                                                                            ----------         ----------         ----------
                                                                         55,250,000.00         250,000.00         250,000.00


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
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                                                                                                         Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     MONTH          MONTH             MONTH            QUARTER
REVENUES                                                            Oct. 2002       Nov.2002                            TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1    GROSS REVENUES                                                30,500.00        10,000.00                          40,500.00
------------------------------------------------------------------------------------------------------------------------------------
2    LESS: RETURNS & DISCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
3    NET REVENUE                                                   30,500.00        10,000.00                          40,500.00
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
4    MATERIAL
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5    DIRECT LABOR
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6    DIRECT OVERHEAD
------------------------------------------------------------------------------------------------------------------------------------
7    TOTAL COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
8    GROSS PROFIT                                                  30,500.00        10,000.00                          40,500.00
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
9    OFFICER / INSIDER COMPENSATION                                19,400.00                                           19,400.00
------------------------------------------------------------------------------------------------------------------------------------
10   SELLING AND MARKETING                                                                                                  0.00
------------------------------------------------------------------------------------------------------------------------------------
11   GENERAL & ADMINISTRATIVE                                       1,238.57         3,052.60                           4,291.17
------------------------------------------------------------------------------------------------------------------------------------
12   RENT & LEASE                                                                    1,399.03                           1,399.03
------------------------------------------------------------------------------------------------------------------------------------
13   OTHER (ATTACH LIST)                                                                                                    0.00
------------------------------------------------------------------------------------------------------------------------------------
14   TOTAL OPERATING EXPENSES                                      20,638.57         4,451.63                          25,090.20
------------------------------------------------------------------------------------------------------------------------------------
15   INCOME BEFORE NON-OPERATING INCOME AND EXPENSE                 9,861.43         5,548.37                          15,409.80
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
16   NON-OPERATING INCOME
------------------------------------------------------------------------------------------------------------------------------------
17   NON-OPERATING EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
18   INTEREST EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
19   DEPRECIATION / DEPLETION
------------------------------------------------------------------------------------------------------------------------------------
20   AMORTIZATION
------------------------------------------------------------------------------------------------------------------------------------
21   OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
22   NET OTHER INCOME & EXPENSE                                         None             None                               None
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
23   PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------------------
24   U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------------------------------------------------
25   OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
26   TOTAL REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
27   INCOME TAX
------------------------------------------------------------------------------------------------------------------------------------
28   NET PROFIT (Loss)                                              9,861.43         5,548.37                          15,409.80
------------------------------------------------------------------------------------------------------------------------------------



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
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                                                                                                         Monthly Operating Report
----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 3
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                              MONTH            MONTH            MONTH           QUARTER
DISBURSEMENTS                                                Oct. 2002          Nov. 2002                         TOTAL
----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1    CASH - BEGINNING OF MONTH                               (25,870.91)      (26,009.48)                       (25,870.91)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
2    CASH SALES
----------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------------
3    PREPETITION                                              30,500.00        10,000.00                         40,500.00
----------------------------------------------------------------------------------------------------------------------------------
4    POSTPETITION
----------------------------------------------------------------------------------------------------------------------------------
5    TOTAL OPERATING RECEIPTS                                 30,500.00        10,000.00                         40,500.00
----------------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
6    LOANS & ADVANCES (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
7    SALE OF ASSETS
----------------------------------------------------------------------------------------------------------------------------------
8    OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
9    NON OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
10   TOTAL RECEIPTS                                           30,500.00        10,000.00                         40,500.00
----------------------------------------------------------------------------------------------------------------------------------
11   TOTAL CASH AVAILABLE                                      4,629.09       (16,009.48)                        14,629.09
----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
12   NET PAYROLL                                              19,400.00                                          19,400.00
----------------------------------------------------------------------------------------------------------------------------------
13   PAYROLL TAXES PAID
----------------------------------------------------------------------------------------------------------------------------------
14   SALES, USE & OTHER TAXES PAID
----------------------------------------------------------------------------------------------------------------------------------
15   SECURED / RENTAL/ LEASES
----------------------------------------------------------------------------------------------------------------------------------
16   UTILITIES                                                   108.38                                             108.38
----------------------------------------------------------------------------------------------------------------------------------
17   INSURANCE
----------------------------------------------------------------------------------------------------------------------------------
18   INVENTORY PURCHASES
----------------------------------------------------------------------------------------------------------------------------------
19   VEHICLE EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
20   TRAVEL
----------------------------------------------------------------------------------------------------------------------------------
21   ENTERTAINMENT
----------------------------------------------------------------------------------------------------------------------------------
22   REPAIRS & MAINTENANCE
----------------------------------------------------------------------------------------------------------------------------------
23   SUPPLIES
----------------------------------------------------------------------------------------------------------------------------------
24   ADVERTISING
----------------------------------------------------------------------------------------------------------------------------------
25   OTHER (ATTACH LIST)                                      11,130.19         4,451.63                         15,581.82
----------------------------------------------------------------------------------------------------------------------------------
26   TOTAL OPERATING DISBURSEMENTS                            30,638.57         4,451.63                         35,090.20
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
27   PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------------------------
28   U.S. TRUSTEE FEES
----------------------------------------------------------------------------------------------------------------------------------
29   OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
30   TOTAL REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
31   TOTAL DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
32   NET CASH FLOW
----------------------------------------------------------------------------------------------------------------------------------
33   CASH - END OF MONTH                                     (26,009.48)      (20,461.11)                       (20,461.11)
----------------------------------------------------------------------------------------------------------------------------------


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
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                                                                                                         Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 3
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                                                                                                               Page 2 of 2
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 CASE NUMBER:     02-47107-DML
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
                                                              Oct. 2002        Nov. 2002
Line 25 Other Operating Disbursements
     Debt repayment                                           10,000.00
     Meals, Lodging & Travel                                   7,860.07
     Bank fees                                                 1,263.99         1,322.11
     Credit card payments                                      1,000.00
     Office supplies                                             628.31
     Communications                                              477.82
     Refund of prepaid audit fee                             (10,100.00)
     Rent                                                                       1,399.03
     Court reporter fee                                                         1,232.00
     Office supplies                                                              108.49
     Tranportation svcs.                                                          390.00
                                                      -----------------------------------
        Total Other Operating Disbursements                   11,130.19         4,451.63


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
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                                                                                                         Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULE           MONTH            MONTH            MONTH
 ACCOUNTS RECEIVABLE AGING                                      AMOUNT          Oct. 2002          Nov. 2002
-----------------------------------------------------------------------------------------------------------------------------------
 1   0 - 30
-----------------------------------------------------------------------------------------------------------------------------------
 2   31 - 60
-----------------------------------------------------------------------------------------------------------------------------------
 3   61 - 90
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 4   91+
-----------------------------------------------------------------------------------------------------------------------------------
 5   TOTAL ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
 6   AMOUNT CONSIDERED UNCOLLECTIBLE
-----------------------------------------------------------------------------------------------------------------------------------
 7   ACCOUNTS RECEIVABLE (NET)                                                     None              None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES & PAYABLES                                            MONTH:  NOVEMBER 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                0 - 30          31 - 60           61 - 90              91+
 TAXES  PAYABLES                                 DAYS             DAYS             DAYS                DAYS            TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
 1   FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
 2   STATE
-----------------------------------------------------------------------------------------------------------------------------------
 3   LOCAL                                                                                             7,527.28        7,527.28
-----------------------------------------------------------------------------------------------------------------------------------
 4   OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
 5   TOTAL TAXES PAYABLE                         None             None             None               $7,527.28       $7,527.28
-----------------------------------------------------------------------------------------------------------------------------------
 6   ACCOUNTS PAYABLE                            None             None             None            1,759,588.02    1,759,588.02
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES                                                      MONTH:  NOVEMBER 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                                WITHHELD
                                                                BEGINNING        AND/OR             AMOUNG         ENDING TAX
       FEDERAL                                                    TAX           ACCRUED              PAID           LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
 1   WITHHOLDING **  (1)                                          None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 2   FICA-EMPLOYEE **  (1)                                        None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 3   FICA-EMPLOYER **  (1)                                        None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 4   UNEMPLOYMENT  (1)                                            None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 5   INCOME  (2)                                                  None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 6   OTHER (ATTACH LIST)                                          None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 7   TOTAL FEDERAL TAXES                                          None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
 8   WITHHOLDING  (1)                                             None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 9   SALES  (3)                                                   None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 10  EXCISE  (4)                                                  None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 11  UNEMPLOYMENT  (1)                                            None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 12  REAL PROPERTY  (5)                                           None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 13  PERSONAL PROPERTY                                            None          7,527.28             None         7,527.28
-----------------------------------------------------------------------------------------------------------------------------------
 14  OTHER (ATTACH LIST)                                          None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 15  TOTAL STATE & LOCAL                                          None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 16  TOTAL TAXES                                                  None          7,527.28             None         7,527.28
-----------------------------------------------------------------------------------------------------------------------------------

*    The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.

**   Attach photocopies of IRS Form 6123 of your FTD coupon and payment receipt to verify payment or deposit
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Debtor is a holding company with no employees.
(2)  Debtor's IRS Form 1120 (U.S. Corporation Income Tax Return) for the calendar year ending December 31,
     2001 (filed 9-15-02) reports a net operating loss carryforward of $48,302,006.
(3)  Debtor's activities are not subject to state sales taxes.
(4)  Debtor's activities are not subject to excise taxes.
(5)  Debtor owns no real property.


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
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                                                                                                         Monthly Operating Report
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 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 5
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
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The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

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                                           MONTH: November 1, 2002      MONTH: November 1,, 2002    MONTH: November 1,, 2002
                                           thru November 30, 2002        thru November 30, 2002      thru November 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                              ACCOUNT #1                ACCOUNT #2                ACCOUNT #3
-----------------------------------------------------------------------------------------------------------------------------------
  A   BANK:                                        Wells Fargo              Wells Fargo              Wells Fargo           TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
  B   ACCOUNT NUMBER:                               4950029223              4496883083                4950029223
-----------------------------------------------------------------------------------------------------------------------------------
  C   PURPOSE: (TYPE)                           Checking (1) & (2)         Checking (2)                Checking
-----------------------------------------------------------------------------------------------------------------------------------
  1   BALANCE PER BANK STATEMENT                       0.00                  1,383.88                   480.00           1,863.88
-----------------------------------------------------------------------------------------------------------------------------------
  2   ADD: TOTAL DEPOSITS NOT CREDITED                 0.00                      0.00                     0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
  3   SUBTRACT: OUTSTANDING CHECKS                     0.00                      0.00                     0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
  4   OTHER RECONCILING ITEMS                          0.00                (22,324.99)                    0.00         (22,324.99)
-----------------------------------------------------------------------------------------------------------------------------------
  5   MONTH END BALANCE PER BOOKS                      0.00                (20,941.11)                  480.00         (20,461.11)
-----------------------------------------------------------------------------------------------------------------------------------
  6   NUMBER OF LAST CHECK WRITTEN                    10252               Not applicable       [No checks written yet]
-----------------------------------------------------------------------------------------------------------------------------------

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INVESTMENT ACCOUNTS
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                                                                                DATE OF          TYPE OF       PURCHASE  CURRENT
BANK, ACCOUNT NAME &  NUMBER:                                                  PURCHASE         INSTRUMENT      PRICE     VALUE
------------------------------------------------------------------------------------------------------------------------------------
 7   [None]
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 8
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 9
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 10
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 11  TOTAL INVESTMENT                                                                                                        None
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CASH
------------------------------------------------------------------------------------------------------------------------------------
 12  CURRENCY ON HAND                                                                                                        None
------------------------------------------------------------------------------------------------------------------------------------

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 13  TOTAL CASH - END OF MONTH                                                                                          (20,461.11)
------------------------------------------------------------------------------------------------------------------------------------

(1)  This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083
(2)  See Footnote * at Accrual - 1 for explanation of activity in this account.


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
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                                                                                                         Monthly Operating Report
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 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 6
-----------------------------------------------------------------------------------------------------------------------------------

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 CASE NUMBER:     02-47107-DML
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                                                                                                            MONTH: November  2002
-----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101
(31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.

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                                      INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                               TYPE OF                                  TOTAL PAID TO
                   NAME                        PAYMENT                  AMOUNT PAID        DATE
------------------------------------------------------------------------------------------------------------------------------------
1  Gary Castleberry                           Compensation                               11,400.00
------------------------------------------------------------------------------------------------------------------------------------
2  Shane Hartman                              Compensation                               21,600.00
------------------------------------------------------------------------------------------------------------------------------------
3  Michael Poss                               Compensation                               15,200.00
------------------------------------------------------------------------------------------------------------------------------------
4  Ron Lusk                                   Compensation                               14,800.00
------------------------------------------------------------------------------------------------------------------------------------
5  Robert L. Woodson III                      Compensation                                3,500.00
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO INSIDERS                                                            66,500.00
------------------------------------------------------------------------------------------------------------------------------------

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                                                   PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
               NAME                          DATE OF COURT
                                               ORDER                                                                     TOTAL
                                             AUTHORIZING                                                   TOTAL PAID   INCURRED &
                                               PAYMENT                AMOUNT APPROVED      AMOUNT PAID      TO DATE      UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1  Kirkpatrick & Lockhart                                                                  50,000.00       50,000.00
-----------------------------------------------------------------------------------------------------------------------------------
2  Kirkpatrick & Lockhart                                                                  25,000.00       25,000.00
-----------------------------------------------------------------------------------------------------------------------------------
3  Holland & Knight                                                                        25,000.00       25,000.00
-----------------------------------------------------------------------------------------------------------------------------------
4
-----------------------------------------------------------------------------------------------------------------------------------
5
-----------------------------------------------------------------------------------------------------------------------------------
6                                               None                       None           100,000.00       100,000.00        None
-----------------------------------------------------------------------------------------------------------------------------------
*  Include all fees incurred both approved and unapproved
-----------------------------------------------------------------------------------------------------------------------------------

** These professional fees also cover the expenses associated with the preparation of the bankruptcy petition for Debtor's wholly-owned subsidiary, Americare Management, Inc. (Case Number 02 - 47106 - DML).

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                   Postpetition status of secured notes, leases payable and adequate protection payments
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                               SCHEDULED
                                                                MONTHLY           AMOUNTS PAID        TOTAL UNPAID
                   NAME OF CREDITOR                             PAYMENT           DURING MONTH        POSTPETITION
-------------------------------------------------------------------------------------------------------------------

1  Duke Yetter                                                                                         40,000.00
-------------------------------------------------------------------------------------------------------------------
2
-------------------------------------------------------------------------------------------------------------------
3
-------------------------------------------------------------------------------------------------------------------
4
-------------------------------------------------------------------------------------------------------------------
5
-------------------------------------------------------------------------------------------------------------------
6  TOTAL                                                           0.00                 0.00           40,000.00
-------------------------------------------------------------------------------------------------------------------

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
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                                                                                                         Monthly Operating Report
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 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 7
-----------------------------------------------------------------------------------------------------------------------------------

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 CASE NUMBER:     02-47107-DML
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                                                                                                            MONTH: November 2002
-----------------------------------------------------------------------------------------------------------------------------------
 Questionnaire
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        YES                  NO
-----------------------------------------------------------------------------------------------------------------------------------
 1  Have any assets been sold or transferred outside the normal course of business
    this reporting period?                                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------------
 2  Have any funds been disbursed from any account other than a debtor in possession account?
    Explanation:  See Footnote * at ACCRUAL - 1, Page 1 of 2                                             X
-----------------------------------------------------------------------------------------------------------------------------------
 3  Are any post petition receivables (accounts, notes, or loans) due from related parties?                                   X
-----------------------------------------------------------------------------------------------------------------------------------
 4  Have any payments been made on prepetition liabilities this reporting period?
    Explanation:  PaymentsXon corporate credit cards totaling $1,000.00 were made during
    the reporting period. See ACCRUAL - 3 at Page 2 of 2.                                                X
-----------------------------------------------------------------------------------------------------------------------------------
 5  Have any postpetition loans been received by the debtor from any party?                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
 6  Are any postpetition payroll taxes due?                                                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
 7  Are any postpetition state or federal income taxes past due?                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
 8  Are any postpetition real estate taxes past due?                                                                          X
-----------------------------------------------------------------------------------------------------------------------------------
 9  Are any other postpetition taxes past due?                                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
 10  Are any amounts owed to postpetition creditors delinquent?                                                               X
-----------------------------------------------------------------------------------------------------------------------------------
 11 Have any prepetition taxes been paid during the reporting period?                                                         X
-----------------------------------------------------------------------------------------------------------------------------------
 12  Are any wage payments past due?                                                                                          X
-----------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "yes" provide a detailed explanation of each item. Attach additional sheets if necessary.

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 Insurance
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        YES                  NO
-----------------------------------------------------------------------------------------------------------------------------------
 1  Are workers compensation, general liability, and other necessary insurance coverage's in effect?     X
-----------------------------------------------------------------------------------------------------------------------------------
 2  Are all premium payments paid current?                                                               X
-----------------------------------------------------------------------------------------------------------------------------------
 3  Please itemize policies below
-----------------------------------------------------------------------------------------------------------------------------------

 If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below.
 Attach additional sheets if necessary.


-----------------------------------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Payment Amount
Type of Policy                                                                  Carrier          Period Covered      & Frequency
-----------------------------------------------------------------------------------------------------------------------------------
  General liability and professional liability                                Chicago Insurance     7/16/2002 to
                                                                              Companies             7/16/2003
-----------------------------------------------------------------------------------------------------------------------------------
    Casualty insurance for tangible assets                                   [Currently in negotiations for renewal]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    Workers compensation insurance and unemployment insurance                [See Note (1) at Accrual Basis - 4]
-----------------------------------------------------------------------------------------------------------------------------------